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                                      Bond

LINCOLN NATIONAL
BOND FUND, INC.


DESCRIPTION OF THE FUND

The Bond Fund (fund) was incorporated in Maryland in 1981. It is an open-end diversified management investment company whose investment objective is maximum current income consistent with a prudent investment strategy. The fund pursues its objective by investing in a diversified portfolio consisting primarily of medium- to long-term debt securities. The fund's objective and policies are fundamental, so they cannot be changed without the affirmative vote of a majority of the fund's outstanding voting securities. See General information in the Appendix. There is no assurance that the objective of the fund will be achieved.
The fund will invest not only in investment-grade, longer-term fixed income securities of established companies but also in certain U.S. Government obligations and U.S. dollar-denominated obligations of foreign governments. The strategy is to seek high current income consistent with a preservation of capital. Interest rate risk poses the primary risk to the fund. As interest rates change, these securities will fluctuate in value. The degree of volatility will depend upon the average maturity of the portfolio. For corporate bonds, the policy of investing primarily in securities in the top four credit rating categories of the established rating services helps to reduce credit risk exposure. See Investment policies and techniques.

PORTFOLIO MANAGER
The portfolio manager for the fund is Timothy J. Policinski, Second Vice-President, Lincoln Investment, the advisor to the fund. Policinski has been with Lincoln National since 1978, with Lincoln Investment since 1991, and has managed the fund since January 1995. He holds a Master's degree in business administration from Indiana University.

Effective January 1, 1998, Tim Policinski is no longer the portfolio manager for the fund.

The portfolio manager for the fund is David C. Fischer, Vice President, Lincoln Investment, the advisor to the fund. Mr. Fischer is assuming responsibility for the fund on January 1, 1998. He has been a fixed income portfolio generalist for Lincoln Investment since 1993. From 1988-1993, he led Lincoln Investments mortgage-backed and asset-backed trading and portfolio management functions. Mr. Fischer holds a Master's Degree in finance from Indiana University. He is a Chartered Financial Analyst and Certified Public Accountant.

INVESTMENT POLICIES AND TECHNIQUES

The fund will invest in a diversified portfolio consisting primarily of debt securities. The relative size of the fund's investment in any grade or type of securities will vary depending on a number of factors, including yields, market supply and economic outlook. When consistent with its objective, the fund may invest in debt securities which have equity features or in preferred or common stocks.

The fund intends to maintain a portfolio with the following characteristics:

A. At least 80% of the fund's total assets, at fair value at time of purchase, will consist of:

  1. Straight debt securities (other than municipal securities) which are rated, at the time of purchase, in the top four credit rating categories by Moody's Investors Service or by Standard & Poor's Corp. (See Bond and commercial paper ratings in the SAI Appendix); and

  2. Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; or marketable U.S. dollar-denominated securities (payable in U.S. dollars) of, or guaranteed by, foreign governments or any instrumentality or political subdivision. See U.S. Government obligations in the SAI Appendix.

    [Note: Item A. is also subject to the further limitation that at least 65% of the fund's total assets be in bonds.]

B. Subject to the 80% requirement mentioned in Item A., the fund may invest up to 20% of its total assets, at fair value at time of purchase, in the following:

  1. Commercial paper and other short-term investments having a maturity of less than one year which are considered by the advisor to have investment quality comparable to securities which may be purchased under Item A.1.; and

  2. Cash.

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                                      Bond

C. Subject to the limitations set forth in Items A. and B., up to 20% of the fund's total assets, at fair value at time of purchase, may consist of:

  1. Straight debt securities not included in Item A. For example, this includes securities not rated by the major agencies; private placements; mortgage-backed securities or mortgage participation pools; high-quality dollar-denominated debt securities of foreign corporations; securities which are rated, at the time of purchase, below the top four credit rating categories by Moody's Investors Service or by Standard and Poor's Corp. (commonly known as "junk bonds");

  2. Securities which may be convertible or exchangeable for, or carry warrants or other rights to purchase, common stock or other equity securities;

  3. Preferred and common stocks which are consistent with the fund's objec-tive; and

  4. Covered call options and put options (not in excess of 20% of the fund's total assets at any one time).

The fund may exercise any conversion rights or exercise warrants or other rights to purchase common stock or other equity securities without regard to the foregoing percentage limitations. Securities acquired upon conversion or upon exercise of warrants or other rights, and warrants or other rights remaining after the break-up of units or detachment, may be retained only if consistent with the fund's objective. The amount which the fund may then invest within the 20% limitation described in Item C. will be reduced by the value of securities acquired upon conversion or exercise.

As a general matter, the current value of debt securities varies inversely with changes in prevailing interest rates. If interest rates increase after a debt security is purchased, the value of the security will normally decline. Conversely, should prevailing interest rates decrease after a security is purchased, its market price will normally rise. There is generally a greater credit and market risk associated with higher-yielding, lower-grade debt securities, such as junk bonds, than that associated with lower-yielding, higher-grade securities. Maximizing current income will increase the risks associated with the preservation of capital.

The fund does give some portfolio emphasis to securities in the fourth rating category. See paragraph A.1. These instruments are regarded as medium-grade instruments, and as such may bear a greater element of investment risk than those rated in the top three credit rating categories. That risk can involve increased market price volatility stemming from the sensitivity to interest rates, concerns over creditworthiness and availability of quotations on the secondary market. These bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened ability of the is-suer of such bonds to make principal and interest payments than is the case with higher-grade bonds. It is anticipated that, on average, no more than 20% of the fund's assets will be invested in securities in this category at any one time. However, there may be times when prudent investment strategy dictates a higher or lower percentage.

Finally, the fund may at times purchase debt securities rated below the fourth category. These bonds (including junk bonds) usually have speculative features, and the fund will not invest more than 20% of its assets in them. The values of junk bonds (i.e., those below Baa or BBB) generally fluctuate more than those of higher-rated fixed-income securities. The fund will not necessarily dispose of a security when its rating is reduced below its rating at time of purchase, although the advisor will monitor the investment to determine whether continued investment in the security will assist in meeting the fund's investment objective.

Through investment analysis and attention to current developments in interest rates and economic conditions, the advisor seeks to minimize the risks of investing in lower-rated securities. The lower ratings of certain fixed-income securities held by the fund reflect a greater possibility that declines in the financial conditions of the issuers, or in general economic conditions, or both, or an unanticipated rise in interest rates, may make it harder for the issuers to make payments of interest and principal. In addition, under these circumstances, the values of these securities may be more volatile, and the markets for them may be less liquid than those for higher-rated securities. As a result the fund may find it more difficult to determine the fair value of these securities. When the fund invests in fixed-income securities in the lower rating categories, the achievement of the fund's goals is more dependent on the advisor's investment analysis than would be the case if the fund were investing in fixed-income securities in the higher rating categories.

FOREIGN INVESTMENTS
Investments in securities issued by foreign governments and other foreign issuers involve certain risks which are not associated with investment in U.S. securities. The fund has the authority to invest in foreign securities, within the limits of paragraph A.2. Eurodollar deposits in foreign branches of U.S. banks are similar to domestic deposits, but are not covered by Federal Deposit Insurance Corp. (FDIC) insurance and may be influenced by future political and economic developments and governmental restrictions (for example, restrictions on the flow of capital between Europe and the United States). Refer to Foreign

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                                      Bond
investments in the Appendix for a discussion of the various risks inherent in foreign investing.

PORTFOLIO TURNOVER
The fund anticipates (though not as a matter of fundamental policy) that under current conditions its annual portfolio turnover rate will generally not exceed 300%. (For example, a rate of portfolio turnover of 100% would occur if all of the fund's portfolio were replaced in a period of one year.) However, the recent history of volatility in the debt securities market suggests that in any particular year a prudent portfolio strategy in response to prevailing market conditions could require a greater degree of portfolio activity. A high turnover rate necessarily involves greater expenses and may involve greater risk to the fund. The rate of portfolio turnover may be substantially higher during any period when changing market or economic conditions suggest a shift in portfolio emphasis. During 1996 the fund's portfolio turnover was 142.19% and in 1995 it was 139.61%.

INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the fund as fundamental policies. See General information in the Appendix. For purposes of the following restrictions: (1) all percentage limitations apply immediately after the making of an investment; and (2) any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.

The fund may not:

1. Invest in the securities of a single issuer, unless the following conditions are met: At least 75% of the value of the fund's total assets must be represented by: (a) U.S. Government obligations, cash and cash items, (b) securities of other investment companies, and (c) securities of issuers as to each of which, at the time the investment was made, the fund's investment in the issuer did not exceed 5% of the fund's total assets. With respect to the remaining 25% of the fund's total assets, the fund does not anticipate that any more than 15% of the fund's total assets would be invested in the securities of a single issuer at any time, other than those of the U.S. Government, its agencies and instrumentalities;

2. Borrow money, except for temporary or emergency purposes and not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amounts borrowed); and/or

3. Invest more than 5% of its total assets in securities of issuers which (together with predecessors) have been in operation for less than three years. This restriction shall not apply to obligations issued or guaranteed by the U.S. Government, it's agencies or instrumentalities.

4. Hold more than 10% of the outstanding voting securities of any one issuer.

Additional investment restrictions can be found in the SAI.

STRATEGIC PORTFOLIO TRANSACTIONS

The portfolio manager for the fund has considerable discretion in the selection of appropriate fund investments. In the exercise of that discretion, the portfolio manager may, at any given time, invest a portion of the fund's assets in one or more strategic portfolio transactions which we define as derivative transactions and cash enhancement transactions.

For your convenience, in the Appendix, we have included a basic discussion of these special financial arrangement transactions and some of the risks associated with them. Note also that the SAI booklet for the 11 funds contains definitions of the more commonly used derivative transactions, technical explanations of how these transactions will be used and the limits on their use. You should consult your financial counselor if you have specific questions.

THE BOND FUND IS AUTHORIZED:
a) for derivative transactions, to: sell put and covered call options and buy put options for stock and stock indices and buy and sell options to close out positions previously entered into; buy and sell financial futures contracts; and put and call options on those contracts. (The aggregate cost of premiums for all outstanding options shall not exceed 30% of the fund's total assets, although the ultimate loss to the fund from options could be substantially greater than 30%.) For certain limited purposes, the fund may also buy financial futures contracts on an unleveraged basis and not as an anticipatory hedge. See the SAI for additional information. Amounts committed to margin and paid for option premiums on futures contracts may not exceed 5% of assets.

b) for cash enhancement transactions, to: lend portfolio securities, if such loans of securities do not exceed 15% of the funds total assets at any one time, and engage in repurchase transactions. Collateral will be continually maintained at no less than 102% of the value of the loaned securities or of the repurchase price, as applicable.

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